Exhibit 99.2

Third Quarter 2007

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2007

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
Direct Dial: (301) 255-0820	(301) 984-9610 fax
E-mail: sgrootwassink@writ.com

Company Background and Highlights

Third Quarter 2007

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multifamily, retail, industrial/flex, office, and medical office segments.

Through the third quarter 2007, WRIT has acquired $247 million of assets and land for development, disposed of $58 million of assets, and completed the development of a $52 million office building and a 46 unit mid-rise apartment building. WRIT raised over $200 million of capital, closed on a new unsecured borrowing facility, and successfully amended its bond covenants. Also, WRIT announced its 183rd consecutive quarterly dividend per share at equal or increasing rates.

On August 17, 2007, WRIT acquired CentreMed I & II medical office buildings, located in Centreville, VA consisting of 52,000 net rentable square feet and 258 parking spaces, for $15.3 million. The buildings are located off Route 28/Centreville Road near I-66, in close proximity to INOVA Fair Oaks Hospital and Prince William Hospital. Upon acquisition, the property was 100% leased to 14 tenants and is expected to achieve a first-year, unleveraged yield of 7.2% on a cash basis and 7.6% on a GAAP basis.

On September 13, 2007, WRIT acquired a 0.8 acre parcel of land, located at 4661 Kenmore Avenue, Alexandria, VA for future medical office development. The acquisition was funded by issuing operating units in a consolidated subsidiary. The land is adjacent to WRIT’s Alexandria Professional Center, one-half mile from Inova Alexandria Hospital and directly off I-395. By right, WRIT may develop 70,000 square feet of office space on the site with the potential to develop additional square footage with a modification of the existing zoning. Prior to development, the land will serve as space for additional parking at WRIT's Alexandria Professional Center, purchased in April 2006 for $26.9 million.

On September 27, 2007, WRIT completed the sale of Maryland Trade Center I & II for $58 million. Maryland Trade Center I is a 16-story, office tower consisting of 190,000 net rentable square feet. Maryland Trade Center II is a 12-story, office tower consisting of 160,000 net rentable square feet. WRIT acquired the office properties on May 17, 1996 for $28 million and achieved a net book gain on sale of $25 million. The unlevered internal rate of return was 16.9% over the WRIT ownership period. Proceeds from the sale will be reinvested in a 1031 exchange.

In July, WRIT completed base construction on Dulles Station, a 180,000 square foot development project of Class A office and retail space located in Herndon, VA. The building, prominently visible from the Dulles Toll Road, is part of a mixed-use development which will include 1,095 multifamily units and 56,000 square feet of retail and restaurant space.

This quarter WRIT began delivering units in the mid-rise tower of Bennett Park, fully delivering all 46 units by quarter-end. Bennett Park is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,900 square feet of retail space. The mid-rise building was 70% leased at quarter-end. Construction is anticipated to be substantially complete on the high-rise tower in the fourth quarter 2007.

Construction is nearing completion at The Clayborne Apartments. The Clayborne is a ground-up development project in Alexandria, VA, adjacent to our 800 South Washington retail property. The project consists of a 74-unit Class A apartment building that will include 2,600 square feet of additional retail space. Construction is anticipated to be substantially complete during the fourth quarter 2007.

Subsequent to the quarter-end, Thomas Regnell was promoted to Senior Vice President, Acquisitions. Mr. Regnell joined WRIT in 1995 and most recently served as Managing Director, Acquisitions. Over the past 12 years, Mr. Regnell was responsible for the acquisition of over $1.5 billion dollars of investment property for the WRIT portfolio through almost 70 individual transactions representing over 10 million square feet.

As of September 30, 2007, WRIT owns a diversified portfolio of 88 properties consisting of 14 retail centers, 24 general purpose office properties, 17 medical office properties, 23 industrial/flex properties, 10 multifamily properties and land for development. WRIT’s dividends have increased every year for 37 consecutive years and its FFO per share has increased every year for 34 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector—Third Quarter 2007

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Third Quarter 2007 Acquisitions

CentreMed I & II	4661 Kenmore Avenue
Centreville, VA	Alexandria, VA
52,000 s.f. acquired for $15.3M	Land for development

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2006 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

September 30, 2007

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of September 30, 2007	21

Growth and Strategy
2007 Acquisition Summary	22
2007 Development Summary	23

Appendix
Schedule of Properties	24-25
Reporting Definitions	26

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
Real estate rental revenue	$66,028	$64,202	$60,798	$57,111	$54,857
Real estate expenses	(20,604)	(19,756)	(18,959)	(17,443)	(17,025)

45,424	44,446	41,839	39,668	37,832

Real estate depreciation and amortization	(18,285)	(16,880)	(16,378)	(14,526)	(13,588)

Income from real estate	27,139	27,566	25,461	25,142	24,244

Other income	357	420	618	269	293
Other income from life insurance proceeds	—	—	1,303	—	—
Interest expense	(15,824)	(15,298)	(14,376)	(13,392)	(12,527)
General and administrative	(3,174)	(5,367)	(2,883)	(2,461)	(2,230)

Income from continuing operations	8,498	7,321	10,123	9,558	9,780

Discontinued operations:
Income from operations of properties sold or held for sale	870	1,016	589	523	450
Gain on sale of real estate investment	25,022	—	—	—	—

Income from discontinued operations	25,892	1,016	589	523	450

Net Income	$34,390	$8,337	$10,712	$10,081	$10,230

Per Share Data
Net Income	$0.73	$0.18	$0.24	$0.22	$0.23
Fully diluted weighted average shares outstanding	46,802	45,658	45,153	45,122	45,093

Percentage of Revenues:
Real estate expenses	31.2%	30.8%	31.2%	30.5%	31.0%
General and administrative	4.8%	8.4%	4.7%	4.3%	4.1%

Ratios:
EBITDA/Interest expense	2.7	x	2.6	x	2.8	x	2.9	x	2.9	x
Income from continuing operations/Total real estate revenue	12.9%	11.4%	16.7%	16.7%	17.8%
Net income/Total real estate revenue	52.1%	13.0%	17.6%	17.7%	18.6%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Assets
Land	$338,203	$326,452	$316,269	$288,821	$288,822
Income producing property	1,522,790	1,474,874	1,394,944	1,264,442	1,246,046

	1,860,993	1,801,326	1,711,213	1,553,263	1,534,868
Accumulated depreciation and amortization	(321,840)	(305,647)	(290,663)	(277,016)	(263,732)

Net income producing property	1,539,153	1,495,679	1,420,550	1,276,247	1,271,136
Development in progress, including land held for development	138,093	151,393	136,831	120,656	110,394

Total investment in real estate, net	1,677,246	1,647,072	1,557,381	1,396,903	1,381,530
Investment in real estate held for sale, net	—	29,341	29,167	29,551	29,824
Cash and cash equivalents	9,919	8,133	7,305	8,721	11,832
Restricted cash	46,002	6,835	5,143	4,151	4,692
Rents and other receivables, net of allowance for doubtful accounts	35,677	35,435	33,342	31,649	29,567
Prepaid expenses and other assets	76,957	68,439	68,960	58,192	53,895
Other assets related to properties sold or held for sale	—	1,940	2,039	2,098	2,159

Total Assets	$1,845,801	$1,797,195	$1,703,337	$1,531,265	$1,513,499

Liabilities and Shareholders’ Equity
Notes payable	$879,094	$879,064	$879,035	$728,255	$728,216
Mortgage notes payable	253,500	254,324	228,367	237,073	238,051
Lines of credit/short-term note payable	128,500	95,500	91,200	61,000	28,000
Accounts payable and other liabilities	65,335	66,529	52,227	45,089	52,191
Advance rents	6,561	6,666	6,838	5,894	6,145
Tenant security deposits	10,075	10,376	9,510	9,231	9,087
Other liabilities related to properties sold or held for sale	—	818	1,062	1,053	1,002

Total Liabilities	1,343,065	1,313,277	1,268,239	1,087,595	1,062,692

Minority interest	5,593	1,776	1,758	1,739	1,717

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	467	467	451	451	450
Additional paid-in capital	560,695	560,276	501,325	500,727	499,393
Distributions in excess of net income	(64,019)	(78,601)	(68,436)	(59,247)	(50,753)

Total Shareholders’ Equity	497,143	482,142	433,340	441,931	449,090

Total Liabilities and Shareholders’ Equity	$1,845,801	$1,797,195	$1,703,337	$1,531,265	$1,513,499

Total Debt/Total Market Capitalization	0.44:1	0.44:1	0.42:1	0.36:1	0.36:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Funds From Operations(1)
Net Income	$34,390	$8,337	$10,712	$10,081	$10,230
Real estate depreciation and amortization	18,285	16,880	16,378	14,526	13,588
Other income from life insurance proceeds	—	—	(1,303)	—	—
Discontinued operations:
Gain on sale	(25,022)	—	—	—	—
Real estate depreciation and amortization	—	—	397	548	550

Funds From Operations (FFO)	$27,653	$25,217	$26,184	$25,155	$24,368

FFO per share—basic	$0.59	$0.55	$0.58	$0.56	$0.54
FFO per share—fully diluted	$0.59	$0.55	$0.58	$0.56	$0.54
Funds Available for Distribution(2)
Tenant Improvements	(4,215)	(5,185)	(2,161)	(2,143)	(2,602)
External and Internal Leasing Commissions Capitalized	(1,159)	(1,165)	(2,068)	(1,554)	(1,604)
Recurring Capital Improvements	(2,635)	(3,425)	(1,936)	(1,648)	(2,019)
Straight-Line Rent, Net	(988)	(1,088)	(1,171)	(757)	(836)
Non-real estate depreciation and amortization	987	824	750	765	640
Amortization of lease intangibles, net	(315)	(280)	(595)	197	91
Amortization and expensing of restricted share and unit compensation	882	1,574	782	1,081	556
Other	102	1,201	—	—	—

Funds Available for Distribution (FAD)	$20,312	$17,673	$19,785	$21,096	$18,594

Total Dividends Paid	$19,716	$19,716	$18,581	$18,580	$18,567
Average shares—basic	46,596	45,490	44,931	44,894	44,874
Average shares—fully diluted	46,802	45,658	45,153	45,122	45,093

(1) Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2) Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	09/30/07	06/30/07	03/31/07	12/31/06	09/30/06
EBITDA(1)
Net income	$34,390	$8,337	$10,712	$10,081	$10,230
Add:
Interest expense	15,824	15,298	14,376	13,392	12,527
Real estate depreciation and amortization	18,285	16,880	16,775	15,074	14,138
Non-real estate depreciation	261	202	136	117	107
Less:
Gain on sale of real estate	(25,022)	—	—	—	—
Other income	(357)	(420)	(1,921)	(269)	(293)

EBITDA	$43,381	$40,297	$40,078	$38,395	$36,709

(1) EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Balances Outstanding
Secured
Conventional fixed rate	$253,500	$254,323	$228,367	$237,073	$238,051

Secured total	253,500	254,323	228,367	237,073	238,051

Unsecured
Fixed rate bonds and notes	879,094	879,064	879,035	728,255	728,216
Credit facility	128,500	95,000	91,200	61,000	28,000

Unsecured total	1,007,594	974,064	970,235	789,255	756,216

Total	$1,261,094	$1,228,387	$1,198,602	$1,026,328	$994,267

Average Interest Rates
Secured
Conventional fixed rate	5.8%	5.8%	5.9%	5.9%	5.9%

Secured total	5.8%	5.8%	5.9%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.2%	5.2%	5.2%	5.5%	5.5%
Credit facilities	5.9%	5.8%	5.8%	6.0%	5.9%

Unsecured total	5.3%	5.3%	5.3%	5.6%	5.5%

Average	5.4%	5.4%	5.4%	5.6%	5.6%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $906,325.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

Debt Maturity Schedule

Annual Expirations and Weighted Average Interest Rates

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2007	$1,016	$—	$—	$1,016	5.4%
2008	4,057	60,000	—	64,057	6.7%
2009	54,285	—	—	54,285	7.0%
2010	25,973	—	95,500	121,473	5.9%
2011	13,339	150,000	33,000	196,339	5.9%
2012	21,088	50,000	—	71,088	5.0%
2013	106,039	60,000	—	166,039	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
Thereafter	7,446	310,000	—	317,446	4.5%

Total maturities	$253,500	$880,000	$128,500	$1,262,000	5.4%

Weighted average maturity = 8.4 years

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
Market Data
Shares Outstanding	46,669		46,665		45,045		45,042		45,011
Market Price per Share	$33.18		$34.00		$37.42		$40.00		$39.80
Equity Market Capitalization	$1,548,477		$1,586,610		$1,685,584		$1,801,680		$1,791,438

Total Debt	$1,261,094		$1,228,888		$1,198,602		$1,026,328		$994,267
Total Market Capitalization	$2,809,571		$2,815,498		$2,884,186		$2,828,008		$2,785,705

Total Debt to Market Capitalization	0.44:1		0.44:1		0.42:1		0.36:1		0.36:1

Earnings to Fixed Charges(1)	1.4	x	1.3	x	1.5	x	1.6	x	1.6	x
Debt Service Coverage Ratio(2)	2.6	x	2.5	x	2.6	x	2.7	x	2.8	x

Dividend Data

Total Dividends Paid	$19,716		$19,716		$18,581		$18,580		$18,567
Common Dividend per Share	$0.4225		$0.4225		$0.4125		$0.4125		$0.4125
Payout Ratio (FFO per share basis)	71.6%		76.8%		71.1%		73.7%		76.4%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2007 vs. 2006

Cash Basis

	Third Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	3.7%	4.9%
Office Buildings	9.1%	2.1%
Medical Office Buildings	5.6%	2.9%
Retail Centers	7.7%	3.1%
Industrial / Flex Properties	6.8%	3.8%

Overall Core Portfolio	7.2%	3.2%

GAAP Basis

	Third Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	3.6%	4.9%
Office Buildings	9.8%	1.9%
Medical Office Buildings	3.9%	1.9%
Retail Centers	7.3%	2.9%
Industrial / Flex Properties	5.4%	2.3%

Overall Core Portfolio	6.8%	2.7%

1 Non-core properties were:

2007 Held for sale—Maryland Trade Centers I and II

2007 acquisitions—270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park and CentreMed I & II

2006 acquisitions—15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended September 30,
	2007	2006	% Change
Cash Basis:
Multifamily	$5,110	$4,926	3.7%
Office Buildings	13,120	12,031	9.1%
Medical Office Buildings	4,725	4,474	5.6%
Retail Centers	7,678	7,128	7.7%
Industrial/Flex	7,846	7,348	6.8%

	$38,479	$35,907	7.2%

GAAP Basis:
Multifamily	$5,114	$4,935	3.6%
Office Buildings	13,426	12,233	9.8%
Medical Office Buildings	4,695	4,516	3.9%
Retail Centers	7,962	7,420	7.3%
Industrial/Flex	7,894	7,489	5.4%

	$39,091	$36,593	6.8%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended September 30, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,773	$20,275	$6,602	$10,061	$10,168	$—	$55,879
Non-core-acquired and in development[1]	67	5,504	3,906	—	672	—	10,149

Total	8,840	25,779	10,508	10,061	10,840	—	66,028
Real estate expenses
Core Portfolio	3,659	6,849	1,909	2,098	2,273	—	16,788
Non-core-acquired and in development[1]	213	2,045	1,419	—	139	—	3,816

Total	3,872	8,894	3,328	2,098	2,412	—	20,604
Net Operating Income (NOI)
Core Portfolio	5,114	13,426	4,693	7,963	7,895	—	39,091
Non-core-acquired and in development[1]	(146)	3,459	2,487	—	533	—	6,333

Total	$4,968	$16,885	$7,180	$7,963	$8,428	$—	$45,424

Core Portfolio NOI GAAP Basis (from above)	$5,114	$13,426	$4,693	$7,963	$7,895	$—	$39,091
Straight-line revenue, net for core properties	(5)	(267)	32	(149)	(130)	—	(519)
FAS 141 Min Rent	—	(44)	(2)	(138)	76	—	(108)
Amortization of lease intangibles for core properties	1	5	—	3	6	—	15

Core portfolio NOI, Cash Basis	$5,110	$13,120	$4,723	$7,679	$7,847	$—	$38,479

Reconciliation of NOI to Net Income
Total NOI	$4,968	$16,885	$7,180	$7,963	$8,428	$—	$45,424
Other revenue	—	—	—	—	—	357	357
Interest expense	(913)	(761)	(1,534)	(344)	(249)	(12,023)	(15,824)
Depreciation and amortization	(1,901)	(7,766)	(3,479)	(1,758)	(3,247)	(134)	(18,285)
General and administrative	—	—	—	—	—	(3,174)	(3,174)
Discontinued Operations[2]	—	870	—	—	—	25,022	25,892

Net Income	$2,154	$9,228	$2,167	$5,861	$4,932	$10,048	$34,390

1Non-core acquired and in development properties:

2007 in development - Bennett Park, Clayborne Apartments, Dulles Station

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park and CentreMed I and II

2006 acquisitions - 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

2Discontinued operations include: Maryland Trade Center I and II

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended September 30, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,354	$18,849	$6,510	$9,499	$9,770	$—	$52,982
Non-core-acquired[1]	—	1,340	535	—	—	—	1,875

Total	8,354	20,189	7,045	9,499	9,770	—	54,857
Real estate expenses
Core Portfolio	3,419	6,616	1,993	2,079	2,281	—	16,388
Non-core-acquired[1]	—	443	194	—	—	—	637

Total	3,419	7,059	2,187	2,079	2,281	—	17,025
Net Operating Income (NOI)
Core Portfolio	4,935	12,233	4,517	7,420	7,489	—	36,594
Non-core-acquired[1]	—	897	341	—	—	—	1,238

Total	$4,935	$13,130	$4,858	$7,420	$7,489	$—	$37,832

Core Portfolio NOI GAAP Basis (from above)	$4,935	$12,233	$4,517	$7,420	$7,489	$—	$36,594
Straight-line revenue, net for core properties	(9)	(166)	(129)	(125)	(238)	—	(667)
FAS 141 Min Rent	—	(44)	87	(167)	93	—	(31)
Amortization of lease intangibles for core properties	—	8	—	—	4	—	12

Core portfolio NOI, Cash Basis	$4,926	$12,031	$4,475	$7,128	$7,348	$—	$35,908

Reconciliation of NOI to Net Income
Total NOI	$4,935	$13,130	$4,858	$7,420	$7,489	$—	$37,832
Other revenue	—	—	—	—	—	293	293
Interest expense	(913)	(305)	(1,105)	(347)	(401)	(9,456)	(12,527)
Depreciation and amortization	(1,569)	(5,454)	(2,028)	(1,661)	(2,772)	(104)	(13,588)
General and administrative	—	—	—	—	—	(2,230)	(2,230)
Discontinued Operations[2]	—	450	—	—	—	—	450

Net Income	$2,453	$7,821	$1,725	$5,412	$4,316	$(11,497)	$10,230

1 Non-core acquired properties were:
2006 acquisitions—15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

2 Discontinued operations include: Maryland Trade Center I and II

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q3 2007 vs. Q3 2006

GAAP Basis

	Core Portfolio		All Properties
Sector	3rd QTR 2007	3rd QTR 2006	3rd QTR 2007	3rd QTR 2006
Multifamily	93.2%	94.4%	91.5%	94.4%
Office Buildings	95.5%	92.6%	94.3%	92.6%
Medical Office Buildings	99.4%	99.5%	99.4%	99.5%
Retail Centers	95.0%	93.9%	95.0%	93.9%
Industrial / Flex Properties	94.6%	94.4%	94.8%	94.4%

Overall Portfolio	95.3%	94.2%	94.8%	94.2%

Commercial Leasing Summary

Three and Nine months ended 9/30/07

	3rd Quarter 2007		Year-To-Date
Gross Leasing Square Footage
Office Buildings	82,090		383,289
Medical Office Buildings	24,396		60,993
Retail Centers	34,362		187,548
Industrial Centers	182,448		591,092

Total	323,296		1,222,922

Weighted Average Term (yrs)
Office Buildings	4.7		4.9
Medical Office Buildings	7.1		6.0
Retail Centers	5.3		6.4
Industrial Centers	3.5		3.9

Total	4.3		4.7

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$23.95	$24.49	$23.80	$24.72
Medical Office Buildings	30.47	30.83	29.14	29.55
Retail Centers	23.62	24.88	18.38	18.92
Industrial Centers	7.89	8.29	9.22	9.51

Total	$15.34	$15.87	$16.19	$16.72

Rate on new and renewal leases
Office Buildings	$29.39	$27.86	$26.72	$25.14
Medical Office Buildings	36.49	33.28	33.85	31.29
Retail Centers	32.41	29.70	24.22	22.41
Industrial Centers	9.12	8.75	10.84	10.36

Total	$18.81	$17.68	$19.02	$17.88

Percentage Increase
Office Buildings	22.72%	13.75%	12.29%	1.70%
Medical Office Buildings	19.75%	7.93%	16.16%	5.87%
Retail Centers	37.22%	19.37%	31.76%	18.43%
Industrial Centers	15.63%	5.61%	17.62%	8.92%

Total	22.59%	11.43%	17.49%	6.96%

Commercial Leasing Summary

Continued from previous page

Three and Nine months ended 9/30/07

	3rd Quarter 2007		Year-To-Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,449,428	$17.66	$5,665,950	$14.78
Medical Office Buildings	447,300	18.33	577,618	9.47
Retail Centers	—	—	294,875	1.57
Industrial Centers	160,115	0.88	1,732,495	2.93

Subtotal	$2,056,843	$6.36	$8,270,938	$6.76

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$384,007	$4.68	$3,078,816	$8.03
Medical Office Buildings	148,688	6.09	213,425	3.50
Retail Centers	73,676	2.14	1,169,924	6.24
Industrial Centers	272,344	1.49	1,122,488	1.90

Subtotal	$878,715	$2.72	$5,584,653	$4.57

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,833,435	$22.33	$8,744,766	$22.82
Medical Office Buildings	595,988	24.43	791,043	12.97
Retail Centers	73,676	2.14	1,464,799	7.81
Industrial Centers	432,459	2.37	2,854,983	4.83

Total	$2,935,558	$9.08	$13,855,591	$11.33

10 Largest Tenants—Based on Annualized Rent

September 30, 2007

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	32	4.51%	210,354	2.14%
Sunrise Assisted Living, Inc.	1	72	2.64%	184,202	1.88%
General Services Administration	8	27	2.09%	254,617	2.60%
INOVA Health System Hospital	6	38	1.58%	93,038	0.95%
URS Corporation	1	75	1.42%	97,208	0.99%
Lafarge North America, Inc	1	34	1.39%	80,610	0.82%
George Washington University	2	9	1.25%	74,634	0.76%
Westat, Inc.	2	36	0.95%	83,549	0.85%
Sun Microsystems, Inc.	1	51	0.94%	65,443	0.67%
United Communications Group, L.P.	1	8	0.92%	63,441	0.65%

Total/Weighted Average		40	17.68%	1,207,096	12.31%

Industry Diversification

September 30, 2007

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$44,434,325	22.70%	1,957,266	19.95%
Ambulatory Health Care Services	37,778,176	19.30%	1,303,379	13.29%
Credit Intermediation and Related Activities	15,274,316	7.80%	425,883	4.34%
Executive, Legislative & Other General Government Support	8,112,623	4.15%	413,745	4.22%
Nursing and Residential Care Facilities	5,691,904	2.91%	209,060	2.13%
Food Services and Drinking Places	5,590,474	2.86%	225,797	2.30%
Educational Services	4,880,949	2.49%	192,841	1.97%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,254,941	2.17%	145,238	1.48%
Administrative and Support Services	4,231,663	2.16%	267,317	2.73%
Food and Beverage Stores	4,090,547	2.09%	256,822	2.62%
Furniture and Home Furnishing Stores	3,828,038	1.96%	246,343	2.51%
Specialty Trade Contractors	3,657,916	1.87%	427,377	4.36%
Miscellaneous Store Retailers	3,345,978	1.71%	255,061	2.60%
Merchant Wholesalers-Durable Goods	2,938,528	1.50%	345,336	3.52%
Nonmetallic Mineral Product Manufacturing	2,936,684	1.50%	97,874	1.00%
Personal and Laundry Services	2,870,263	1.47%	128,582	1.31%
Real Estate	2,657,894	1.36%	117,123	1.19%
Publishing Industries (except Internet)	2,504,037	1.28%	92,713	0.95%
Clothing & Clothing Accessories Stores	2,377,652	1.21%	148,410	1.51%
Computer & Electronic Product Manufacturing	2,134,670	1.09%	189,832	1.94%
Amusement, Gambling and Recreation Industries	2,002,666	1.02%	148,857	1.52%
Transportation Equipment Manufacturing	1,673,440	0.86%	95,092	0.97%
Insurance Carriers and Related Activities	1,554,800	0.79%	78,847	0.80%
Other	26,884,221	13.75%	2,040,240	20.79%

Total	$195,706,705	100.00%	$9,809,035	100.00%

Lease Expirations

September 30, 2007

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2007	16	92,438	2.84%	$2,900,161	$31.37	3.15%
2008	79	338,029	10.37%	9,772,502	28.91	10.60%
2009	103	529,313	16.24%	14,638,760	27.66	15.88%
2010	92	796,396	24.43%	23,708,116	29.77	25.72%
2011	73	428,004	13.13%	12,628,965	29.51	13.70%
2012 and thereafter	115	1,075,305	32.99%	28,532,689	26.53	30.95%

	478	3,259,485	100.00%	$92,181,193	$28.28	100.00%

Medical Office:
2007	4	18,817	1.59%	$378,189	$20.10	1.04%
2008	46	114,668	9.69%	3,594,722	31.35	9.90%
2009	43	127,802	10.80%	3,811,235	29.82	10.50%
2010	49	178,058	15.04%	5,613,434	31.53	15.46%
2011	61	228,878	19.33%	7,110,456	31.07	19.59%
2012 and thereafter	126	515,550	43.55%	15,796,044	30.64	43.51%

	329	1,183,773	100.00%	$36,304,080	$30.67	100.00%

Retail:
2007	11	70,333	3.73%	$1,277,153	$18.16	4.02%
2008	35	203,820	10.80%	2,178,680	10.69	6.86%
2009	38	142,983	7.58%	3,090,700	21.62	9.73%
2010	49	306,329	16.23%	5,358,976	17.49	16.86%
2011	25	151,733	8.04%	2,687,314	17.71	8.46%
2012 and thereafter	115	1,011,883	53.62%	17,187,884	16.99	54.07%

	273	1,887,081	100.00%	$31,780,707	$16.84	100.00%

Industrial:
2007	11	77,569	2.23%	$832,531	$10.73	2.35%
2008	69	758,955	21.82%	7,771,895	10.24	21.93%
2009	55	607,829	17.47%	5,953,749	9.80	16.80%
2010	53	355,954	10.23%	3,903,748	10.97	11.02%
2011	35	462,298	13.29%	3,793,448	8.21	10.70%
2012 and thereafter	64	1,216,091	34.96%	13,185,354	10.84	37.20%

	287	3,478,696	100.00%	$35,440,725	$10.19	100.00%

Total:
2007	42	259,157	2.64%	$5,388,034	$20.79	2.75%
2008	229	1,415,472	14.43%	23,317,799	16.47	11.92%
2009	239	1,407,927	14.35%	27,494,444	19.53	14.05%
2010	243	1,636,737	16.69%	38,584,274	23.57	19.72%
2011	194	1,270,913	12.96%	26,220,183	20.63	13.40%
2012 and thereafter	420	3,818,829	38.93%	74,701,971	19.56	38.16%

	1,367	9,809,035	100.00%	$195,706,705	$19.95	100.00%

* Annualized Rent is as of September 30, 2007 rental revenue (cash basis) multiplied by 12.

2007 Acquisition Summary

as of September 30, 2007

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2007 Leased Percentage	Investment
270 Technology Park	Frederick, MD	February 8, 2007	157,000	97%	97%	$26,500
Monument II	Herndon, VA	March 1, 2007	205,000	100%	97%	78,200
2440 M Street	Washington, DC	March 9, 2007	110,000	96%	96%	50,000
Woodlholme Medical Office Building	Pikesville, MD	June 1, 2007	125,000	97%	97%	30,800
Woodholme Center	Pikesville, MD	June 1, 2007	73,000	95%	95%	18,200
Ashburn Farm Office Park	Ashburn, VA	June 1, 2007	75,400	100%	100%	23,000
CentreMed I&II	Centreville, VA	August 17, 2007	52,000	100%	100%	15,300
4661 Kenmore Ave	Alexandria, VA	September 13, 2007	land for development	NA	NA	3,750

		Total	797,400			$245,750

2007 Development Summary

as of September 30, 2007

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
Bennett Park			$83,200	[1]	$69,463

Arlington, VA

(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%					4Q 07

(Mid Rise)	46 units, 4,300 sq ft. retail	70%					3Q 07

The Clayborne Apartments	74 units & 2,600 sq ft. retail	0%	$32,700	[1]	$27,251		4Q 07

Alexandria, VA

Dulles Station Phase I	180,000 sq ft office	0%	$52,000	[1]	$41,616		3Q 07

Herndon, VA Phase II	360,000 sq ft office		TBD		$24,081	[2]	TBD

		Total	$167,900		$162,411

1 Includes land cost.

2 Dulles Station Phase II cost includes land allocation of $16.1M and allocation of the parking garage structure of $7.2M.

Schedule of Properties

September 30, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000

Subtotal				3,478,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I	Centreville, VA	2007	1998	26,000
CentreMed II	Centreville, VA	2007	1998	25,000

Subtotal				1,234,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

Schedule of Properties (Cont.)

September 30, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[4]	159,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000
Bennett Park(Mid-Rise)/46	Arlington, VA	2007	2007	75,000

Subtotal (2,141 units)				1,826,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	92,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000

Subtotal				3,781,000

TOTAL				12,341,000

1 A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

2 South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 23.

* Multifamily buildings are presented in gross square feet.

4 A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

September 30, 2007

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.